UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2011
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)
212-578-2211
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
EX-99.1
EX-99.2

Item 7.01.     Regulation FD Disclosure.
     On October 28, 2011, MetLife, Inc. issued a press release announcing that Beth Hirschhorn has been named executive vice president of global brand, marketing and communications, effective November 1, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.
     On October 31, 2011, MetLife, Inc. issued a press release in which its board of directors announced that Steven A. Kandarian will succeed C. Robert Henrikson as chairman of the board of directors effective January 1, 2012. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.
Item 9.01     Financial Statements and Exhibits.
     (a) Not applicable
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits

99.1	Press release of MetLife, Inc., dated October 28, 2011 announcing that Beth Hirschhorn has been named executive vice president of global brand, marketing and communications, effective November 1, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

99.2	Press release of MetLife,Inc., dated October 31, 2011 in which its board of directors announced that Steven A. Kandarian will succeed C. Robert Henrikson as chairman of the board of directors effective January 1, 2012. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Christine M. DeBiase

Name:	Christine M. DeBiase
Title:	Vice President and Secretary
Date: October 31, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release of MetLife, Inc., dated October 28, 2011 announcing that Beth Hirschhorn has been named executive vice president of global brand, marketing and communications, effective November 1, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

99.2	Press release of MetLife, Inc., dated October 31, 2011 in which its board of directors announced that Steven A. Kandarian will succeed C. Robert Henrikson as chairman of the board of directors effective January 1, 2012. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.